UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 14, 2020
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On October 13, 2020, Pilgrim’s Pride Corporation (the “Company”) announced that it has entered into a plea agreement (the “Agreement”) with the United States Department of Justice Antitrust Division (the “Antitrust Division”) pursuant to which the Company agreed to (i) plead guilty to one count of conspiracy in restraint of competition involving sales of broiler chicken products in the United States in violation of the Sherman Antitrust Act, 15 U.S.C. § 1, and (ii) pay a fine of $110,524,140. The Company expects to record the fine as miscellaneous expense in its financial statements in the third quarter of 2020.

Under the Agreement, which is subject to the approval of the United States District Court for the District of Colorado, the Antitrust Division agreed not to bring further charges against the Company for any antitrust violation involving the sale of broiler chicken products in the United States occurring prior to the date of the Agreement.

The Company continues to cooperate with the Antitrust Division in its investigation into the sale of broiler chicken products in the United States, and to defend itself in the In re Broiler Chicken Antitrust Litigation previously disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Attached as an Exhibit to this Form 8-K is the Company’s press release regarding the Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. Words such as “continues,” “may,” “will,” “should,” “expects,” “believes,” “subject to” and similar expressions are used to identify these forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include future developments related to the Agreement, the litigation matters discussed herein, and other factors discussed in the risk factors sections of the Company’s Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K on file with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and the Company undertakes no obligation to update any such statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.
Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1    Press Release of Pilgrim's Pride Corporation dated October 13, 2020.

Exhibit 104     Cover Page Interactive Data File formatted in iXBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	October 14, 2020	/s/ Fabio Sandri
Fabio Sandri
Chief Executive Officer and Chief Financial Officer